                                                                    EXHIBIT 10.1


                              AMENDED AND RESTATED
                             REGISTRATION AGREEMENT


       This Amended and Restated Registration Agreement is made as of December 29, 1989, by and among PI Parent Corporation, a Delaware corporation (the "Company"), Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), Kidder, Peabody Group Inc., a Delaware corporation ("Kidder"), KP/Hanover Partners, 1988 L.P., a Delaware limited partnership ("KP/Hanover"), David A. Wegmann ("Wegmann"), Neil J. Hynes ("Hynes"), Trude C. Taylor ("Taylor"), Sidney Webb ("Webb"), The Equitable Life Assurance Society of the United States ("Equitable"), Equitable Deal Flow Fund, L.P. ("Deal Flow Fund") and Tandem Insurance Group, Inc. ("Tandem Group") and the individuals named on Schedule I hereto (hereinafter referred to as the "Executives"). Certain capitalized terms not otherwise defined herein are defined in Section 10 below.

       WHEREAS, CVC, Kidder, Wegmann, Hynes and the Company entered into a Stock and Note Purchase Agreement, a Registration Agreement and a Stockholder Agreement, each dated as of September 14, 1988 (the "Investor Purchase Agreement," the "Registration Agreement" and the "Stockholder Agreement," respectively) as amended by that certain Amendment No. 1 Agreement, dated as of November 30, 1988, by and among such parties ("Amendment No. 1"), and as further amended by that certain Amendment No. 2 Agreement, dated as of March 1, 1989, by and among such parties and Taylor, pursuant to which Taylor purchased certain shares of Common Stock and Preferred Stock and certain of the Company's Notes ("Amendment No. 2") and as yet further amended by that certain Purchase Agreement and Amendment to Prior Agreements dated as of November 22, 1989, by and among such parties and Webb, pursuant to which Webb purchased certain shares of Common Stock and Preferred Stock and certain of the Company's Notes ("Amendment No. 3") (as so amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3, the "Existing Investor Purchase Agreement", the "Existing Registration Agreement" and the "Existing Stockholder Agreement," respectively). Kidder transferred a portion of its interest in the capital stock of the Company to KP/Hanover pursuant to an assignment effective November 30, 1988 and in connection therewith, KP/Hanover became a party to the Stockholder Agreement pursuant to an agreement dated as of November 30, 1988 between KP/Hanover and the Company;

       WHEREAS, the Certificate of Incorporation of the Company has been amended in order to, among other things, increase the number of shares of stock which the Company has authority to issue and authorize 100,000 shares of Class D Common Stock, par value $0.01 per share ("Class D Common");

        WHEREAS, the Company desires to sell and the Equitable Investors desire to purchase an aggregate of 7,323.3 shares of Class D Common (the "Shares"), pursuant to the Stock Purchase Agreement dated as of December 29, 1989 by and among the Company and the Equitable Investors (the "Stock Purchase Agreement"); and

        WHEREAS, the parties hereto desire to amend and restate the Registration Agreement in order to, among other things, add the Equitable Investors as parties thereto and provide the registration rights set forth in this Agreement. Except as otherwise indicated, capitalized terms used herein are defined in Section 10 hereof.

        NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements of the parties contained in this document, the parties hereto agree as follows:

        1.      DEMAND REGISTRATIONS.

                (a) REQUESTS FOR REGISTRATION. At any time, the holders of a majority of the outstanding Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available, provided, that if the Company has not previously filed a registration statement on Form S-1 (or any successor form) which has become effective pursuant to the Securities Act covering the sale of shares of its common stock (an "Initial Public Offering"), such majority shall include the holders of a majority of the Investor Registrable Securities. Notwithstanding the foregoing, if there has been no Initial Public Offering within five years after the date of this Agreement, holders of at least 60 percent of the outstanding Registrable Securities not held by Citicorp Venture Capital, Ltd. or its affiliates will have the right to request a Long-Form Registration hereunder (the "Standby Registration Right"). Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests from any holder of Registrable Securities for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this Section 1(a) or
Section 1(d) are collectively referred to herein as "Demand Registrations."

                (b) LONG-FORM REGISTRATIONS. Subject to Section 1(a) above, the holders of Registrable Securities will be entitled to request three Long-Form Registrations (in addition to any demand registration under Section 1(d)), provided that the aggregate offering price of Registrable Securities requested to be registered in any Long-Form Registration must equal or exceed $7.5 million if such Demand Registration is an Initial Public Offering (other than pursuant to the Standby Registration Right), and $4 million in the case of any other Long-Form Registrations. A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration) and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration. All Long-Form Registrations shall be underwritten registrations.

        (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of at least 15% of the outstanding Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations; provided that the aggregate offering price of Registrable Securities requested to be registered in any Short-Form Registration must equal or exceed $500,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities once it has become subject to the reporting requirements of the Securities Exchange Act.

        (d) EQUITABLE INVESTORS REQUEST FOR REGISTRATIONS. In the event that any of the Equitable Investors exercise their right to require the Company to repurchase all of the Warrants in accordance with the terms of Section 6 of the Stock Purchase Agreement and the Company fails, for any reason whatsoever or for no reason, to make the payments required thereunder in the manner and at the time required, or otherwise fails to comply with the provisions thereof (disregarding for such purposes the last sentence of such Section 6), the Majority of the Equitable Investors holding Registrable Securities may request in writing that the Company effect the registration under the Securities Act of all or part of such holder's or holders' Registrable Securities, specifying in the request the number and type of Registrable Securities to be registered by each such holder and the intended method of disposition thereof (such notice is hereinafter referred to as an "Equitable Holder Request"). Upon receipt of such Equitable Holder Request, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, which other holders shall have the right to include the Registrable Securities held by them in such registration, and thereupon the Company will, as soon as reasonably possible, use its best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by such Equitable Investors; and

          (ii) all other Registrable Securities which the Company has been requested to register by any other holder thereof by written request given to the Company within 30 calendar days after the giving of such written notice by the Company, all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered;

provided, however, that the Company shall not be obligated to file a registration statement relating to any Equitable Holder Request under this
Section 1(d) unless the Company shall have received requests for such registration with respect to all of the Shares then held by the Equitable Investors.

     Each Equitable Investor agrees, on behalf of itself and its successors and assigns, that upon written request of the Majority of the Equitable Investors, it will participate in any Demand Registration initiated under this Section 1(d) in the same manner and to the same extent as the Equitable Investors constituting such Majority of the Equitable Investors.

     Notwithstanding the foregoing provisions of Section 1(d), the Company shall not be obligated to file more than one registration statement pursuant to this Section 1(d).

     (e) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of a majority of the Registrable Securities requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company will include in such registration (A) first, the Registrable Securities requested to be included pro rata on the basis of the number of Registrable Securities of the applicable type owned by each such holder and (B) second, other securities (if any) permitted to be included in such registration; provided, however, for any Demand Registration made pursuant to Section 1(d), the Company will include in such registration (x) first, all of the Registrable Securities requested to be included by the Equitable Investors (pro rata, on the basis of the respective numbers of shares of Warrant Stock held, or subject to Warrants held, by the Equitable Investors) and (y) then as set forth in subclauses (A) and (B) above.

        (f) Restrictions on Demand Registrations. The Company will not be obligated to effect any Long-Form Registration within four months after the effective date of a previous registration initiated as a Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2. The Company may postpone for up to three months (but not more than once with respect to any registration) the filing or the effectiveness of a registration statement for a Demand Registration if (i) the Company determines in good faith that such Demand Registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets or stock (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or (ii) the Board determines in good faith that to effect the registration in the time requested by the holders of Registrable Securities would have a material adverse effect on the Company; provided that in any such event the holders of a majority of the type of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration.

        (g) Selection of Underwriters. The holders of a majority of the Registrable Securities requesting any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the applicable offering and to approve underwriting arrangements, subject to the Company's approval, which will not be unreasonably withheld. The parties acknowledge that Kidder, Peabody & Co. Incorporated has certain rights to serve as underwriter in connection with the Company's registration statements through September 14, 1990 pursuant to a letter agreement with PI Holdings Inc., a Delaware subsidiary and a wholly owned subsidiary thereof, dated August 9, 1988.

        (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for such securities, without the written consent of the holders of a majority of the outstanding Registrable Securities; provided, that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations.

          (i) Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration; provided, that, at the option of the Company, holders of securities other than Registrable Securities permitted to be included in any Demand Registration may be requested to pay their share of the Registration Expenses in connection with such Demand Registration.

     2. Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event within five business days after its receipt of notice of any exercise of other demand registration rights) to all holders of Registrable Securities of its intention to effect such a registration and, subject to subsections 2(c) and (d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rate among the respective holders thereof on the basis of the number of Registrable Securities owned by such holders, and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than Registrable Securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of such other securities and/or Registrable Securities owned by such holders, and (ii) second, other securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering and any underwriting arrangements must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will not be unreasonably withheld.

          (f) Other Registration. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2 and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or any securities convertible into or exercisable or exchangeable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

     3.   Holdback Agreements.

          (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exercisable or exchangeable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exercisable or exchangeable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing such registered public offering otherwise agree, and ii) to cause each holder of 3 percent or more (on a fully-diluted basis) of its equity securities, or any securities convertible into or exercisable or exchangeable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering), if such holder is not or does not become a party to this Agreement, to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4.  REGISTRATION PROCEDURES.

                    (i) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Class B Common, Class C Common or Class D Common held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public) and pursuant thereto the Company will as expeditiously as possible:

                    (ii) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will, if requested by any holder of Registrable Securities covered by such registration statement, furnish to any counsel selected by such holder copies for review of all such documents proposed to be filed;

                    (iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months (or (i) in the case of an underwritten registration, for such shorter period as may be agreed to by the underwriters managing such registration and (ii) in the case of any other registration and (ii) in the case of any other registration, if earlier, until the sale of all securities covered by such registration or the termination of the distribution pursuant to such registration) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (iv) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (v) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (vi) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

        (vii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

        (viii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

        (ix) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a recapitalization of the Common Stock, including a stock split or a combination of shares);

        (x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

        (xi) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided, in the case of a Piggyback Registration, that such Registrable Securities constitute at least 10% of the securities covered by such registration statement);

        (xii) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission and make generally available to any seller, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act; and

        (xiii) execute and deliver all instruments and documents and take such other actions and obtain such certificates and opinions as holders of a majority of the

     Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities.

          (a) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 4(a)(v), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 4(a)(v).

          (b) In lieu of converting any share of Class D Common into Class A Common prior to or simultaneously with the filing or the effectiveness of any registration statement filed pursuant to Section 1 or 2, the holder of Class D Common shall be permitted to sell such Class D Common to the underwriter of the offering being registered upon the undertaking of such underwriter to convert such Class D Common before making any distribution pursuant to such registration statement and to include the Class A Common issued upon such conversion among the securities being offered pursuant to such registration statement. The Company agrees to cause such Class A Common to be included among the securities being offered pursuant to such registration statement to be issued within such time as will permit the underwriter to make and complete the distribution contemplated by the underwriting.

     5.   REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions other than those relating to Registrable Securities being offered by the Company) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

          (b) In connection with each Long-Form Registration, each Short-Form Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Securities.

     6.   Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, the Equitable Investors, Equitable Capital Management Corporation, a Delaware corporation and each holder or former holder of Registrable Securities, its officers and directors, and each Person that controls such holder (within the meaning of the Securities Act) (collectively, the "Indemnified Parties") against all losses, claims, damages, liabilities and expenses caused by any untrue and alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party's failure to deliver a copy of the final prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such Indemnified Parties underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder and each other Indemnified Parties will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue and alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be limited to an amount equal to the net proceeds (after deducting underwriting discounts and expenses) received by such holder from the sale of Registrable Securities sold by such holder pursuant to such registration statement.

            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and other of such indemnified parties with respect to such claim in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

            (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company and each seller of Registrable Securities shall provide for the indemnification provided for under this Agreement with appropriate modifications in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 6 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under
Section 6 were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 8, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

     9. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     10.  Definitions.

          "Class A Common" means the Class A Common Stock, $.01 par value per share, of the Company.

          "Class B Common" means the Class B Common Stock, $.01 par value per share, of the Company.

          "Class C Common" means the Class C Common Stock, $.01 par value per share, of the Company.

          "Class D Common" means the Company's Class D Common Stock, par value $.01 per share.

          "Common Stock" means collectively the Class A Common, the Class B Common, the Class C Common and the Class D Common.

          "Equitable Investors" means The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P. and Tandem Group Life Insurance Company and each transferee of such Person who holds the Warrants or becomes a stockholder in accordance with the terms of the Amended and Restated Stockholder Agreement dated as of December 29, 1989 by and among the Company and the stockholders of the Company.

          "Executive Stock Agreements" means the Hynes Executive Stock Agreement and any other Executive Stock and Note Purchase Agreement contemplated by the Existing Investor Purchase Agreement and entered into by the Company and members of management or other key employees after the date hereof; provided that any such agreement will be deemed to be an "Executive Stock Agreement" for purposes hereof (including the definition of "Registrable Securities") only if the party thereto acquiring Executive Stock (as defined therein) becomes a party to this Agreement.

        "Investor Registrable Securities" means Registrable Securities issued pursuant to the Existing Investor Purchase Agreement (including any amendments thereto), or issued or issuable, directly or indirectly, upon conversion or exercise of such Registrable Securities.

        "Majority of the Equitable Investors" means at any time the holders of a majority of the outstanding Shares then held by all of the Equitable Investors.

        "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

        "Registrable Securities" means (i) any Class A Common issued pursuant to the Existing Investor Purchase Agreement (including any amendments thereto) or any Executive Stock Agreement, (ii) any Class A Common issued or issuable, directly or indirectly, upon exercise of any warrants or other rights to acquire Common Stock, or upon conversion of any Class B Common or Class C Common, issued pursuant to the Existing Investor Purchase Agreement (including any amendments thereto) (including any amendment thereto) or any Executive Stock Agreement, (iii) any shares of Class A Common issued or issuable upon the conversion of outstanding shares of Class D Common in accordance with the applicable provisions of the Certificate of Incorporation, and (iv) any Class A Common issued or issuable, directly or indirectly, with respect to the securities referred to in clauses (i), (ii) and (iii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be "Registrable Securities" when they have been sold pursuant to a registration statement that has become effective under the Securities Act or pursuant to Rule 144 (or any other similar rule in force) under the Securities Act. For all purposes of this Agreement (including without limitation any determination as to whether a required percentage of Registrable Securities has consented to a particular action), a Person will be deemed to be a holder of outstanding Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion or otherwise, but disregarding any legal restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

 11. Miscellaneous.

     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holder of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

     (c) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to take any action herein required to be performed by it, only if the Company has obtained the written consent of holders of a majority of the Registrable Securities, and, in the case of amendment or other action adversely affecting any rights granted to the Equitable Investors or the holders of Investor Registrable Securities, the consent of the Majority of the Equitable Investors or the holders of a majority of Investor Registrable Securities, as appropriate, shall be required to amend this Agreement.

     (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f) Additional Parties. The Company contemplates additional purchases of the Company's securities by certain management persons and other key employees, and all parties hereto agree that such purchasers may be added as parties hereto. Each such purchaser will be entitled to become a party to this Agreement by executing a counterpart copy hereof, which counterpart copy shall also be executed by the Company.

          (g) Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of which taken together will constitute one and the same Agreement.

          (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Delaware.

          (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to CVC Kidder, Hynes, Wegmann, Taylor, Webb, the Equitable Investors and the Company at the respective address indicated below:

          To the Company:

          PI Parent Corporation
          c/o Plantronics, Inc.
          337 Encinal Street
          Santa Cruz, CA 95061-1802
          Attention: President

To CVC:

Citicorp Venture Capital, Ltd.
399 Park Avenue, 6th Floor
New York, New York 10022
Attention: Saleem Muqaddam

To Kidder:

Kidder, Peabody Group Inc.
555 California Street
Suite 2950
San Francisco, CA 94104
Attention:

To Hynes:

c/o Plantronics, Inc.
337 Encinal Street
Santa Cruz, CA 95061-1802

To Wegmann:

David A. Wegmann
1000 Green Street, Apt. 1105
San Francisco, CA 94133

To Taylor:

Trude C. Taylor
747 E. Green Street
Suite 309
Pasadena, CA 91101

To Webb:

Sidney Webb
5857 Fitzpatrick Road
Calabasas, CA 91302

To Equitable:

The Equitable Life Assurance Society
  of the United States
c/o Equitable Capital Management Corporation
1285 Avenue of the Americas
19th Floor
New York, New York 10019
Attention: Corporation Finance Department

     To Deal Flow Fund:

     Equitable Deal Flow Fund, L.P.
     c/o Equitable Capital Management Corporation
     1285 Avenue of the Americas
     19th Floor
     New York, New York 10019
     Attention: Corporation Finance Department

     To Tandem Group:

     Tandem Insurance Group, Inc.
     1700 Broadway
     10th Floor
     New York, NY 10019
     Attention: Ms. Marianne Kearns

     with a copy to:

     Equitable Capital Management Corporation
     1285 Avenue of the Americas
     19th Floor
     New York, New York 10019
     Attention: Ms. Lorraine Chevere

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

     (1) Equitable Investors Covenant. If at any time after the date hereof a Majority of the Equitable Investors shall determine to take any action pursuant to Sections 1 or 2 with respect to the sale, transfer or other disposition of the Common Stock held by them in a public offering, then, upon reasonable prior written notice to the other Equitable Investors, the other Equitable Investors shall take all actions necessary or appropriate to sell, transfer or otherwise dispose of concurrently with the Majority of the Equitable Investors and in the same manner and upon the same terms a proportionate amount of Common Stock held by each such other Equitable Investor.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PI PARENT CORPORATION                   CITICORP VENTURE CAPITAL, LTD.

By:    [SIG]                            By:
    -----------------                       -----------------------------------

Its:  V.P.                              Its:
    -----------------                       -----------------------------------

                                        KIDDER, PEABODY GROUP INC.

                                        By:
                                            -----------------------------------

                                        Its:
                                            -----------------------------------

                                        KP/HANOVER PARTNERS 1988, L.P.

                                        By:  KP/Hanover Management
                                             Corporation
                                        Its: General Partner

                                        By:
                                            -----------------------------------

                                        Its:
                                            -----------------------------------

                                            -----------------------------------
                                                       Neil J. Hynes

                                            -----------------------------------
                                                      Trude C. Taylor

                                            -----------------------------------
                                                      David A. Wegmann

                                            -----------------------------------
                                                        Sydney Webb

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PI PARENT CORPORATION                             CITICORP VENTURE CAPITAL, LTD.

By: [SIG]                                         By: [SIG]
   ------------------                                 --------------------------
Its: VP                                           Its: Vice President
    -----------------                                  -------------------------

                                                  KIDDER, PEABODY GROUP INC.

                                                  By:
                                                      --------------------------
                                                  Its:
                                                       -------------------------

                                                  KP/HANOVER PARTNERS 1988, L.P.

                                                  By:  KP/Hanover Management
                                                       Corporation
                                                  Its: General Partner

                                                  By:
                                                      --------------------------
                                                  Its:
                                                       -------------------------

                                                  ------------------------------
                                                          Neil J. Hynes

                                                  ------------------------------
                                                         Trude C. Taylor

                                                  ------------------------------
                                                         David A. Wegmann

                                                  ------------------------------
                                                           Sidney Webb

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PI PARENT CORPORATION                             CITICORP VENTURE CAPITAL, LTD.

By:                                               By:
   ------------------                                 --------------------------
Its:                                              Its:
    -----------------                                  -------------------------

                                                  KIDDER, PEABODY GROUP INC.

                                                  By: [SIG]
                                                      --------------------------
                                                  Its:VICE PRESIDENT & TREASURER
                                                      --------------------------

                                                  KP/HANOVER PARTNERS 1988, L.P.

                                                  By:  KP/Hanover Management
                                                       Corporation
                                                  Its: General Partner

                                                  By: [SIG]
                                                      --------------------------
                                                  Its:
                                                       -------------------------

                                                  ------------------------------
                                                          Neil J. Hynes

                                                  ------------------------------
                                                         Trude C. Taylor

                                                  ------------------------------
                                                         David A. Wegmann

                                                  ------------------------------
                                                           Sidney Webb

                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES

                                        By: /s/ HOWARD GELLIS
                                            ---------------------------------
                                            Title: INVESTMENT OFFICER

                                        EQUITABLE DEAL FLOW FUND, L.P.

                                        By:  EQUITABLE MANAGED
                                             ASSETS, L.P., as General
                                             Partner

                                        By:  THE EQUITABLE LIFE ASSURANCE
                                             SOCIETY OF THE UNITED STATES,
                                             as General Partner

                                        By: /s/ HOWARD GELLIS
                                            ---------------------------------
                                            Title: INVESTMENT OFFICER

                                        TANDEM INSURANCE GROUP, INC.

                                        By:  [SIG]
                                            ---------------------------------
                                            Title: Vice President


5038C

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PI PARENT CORPORATION                   CITICORP VENTURE CAPITAL, LTD.

By:                                     By:
    -------------------------               -------------------------

Its:                                    Its:
    -------------------------               -------------------------

                                        KIDDER, PEABODY GROUP INC.

                                        By:
                                            -------------------------

                                        Its:
                                            -------------------------

                                        KP/HANOVER PARTNERS 1988, L.P.

                                        By:  KP/Hanover Management
                                             Corporation
                                        Its: General Partner

                                        By:
                                            -------------------------

                                        Its:
                                            -------------------------

                                             /s/ NEIL J. HYNES
                                        -----------------------------
                                                Neil J. Hynes


                                        -----------------------------
                                               Trude C. Taylor


                                        -----------------------------
                                               David A. Wegmann


                                        -----------------------------
                                                 Sidney Webb

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PI PARENT CORPORATION                       CITICORP VENTURE CAPITAL, LTD.

By:                                         By:
   ------------------------------              ---------------------------
Its:                                        Its:
    -----------------------------               --------------------------

                                            KIDDER, PEABODY GROUP INC.

                                            By:
                                               ---------------------------
                                            Its:
                                                --------------------------

                                            KP/HANOVER PARTNERS 1988, L.P.

                                            By:  KP/Hanover Management
                                                 Corporation
                                            Its: General Partner

                                            By:
                                               ---------------------------
                                            Its:
                                                --------------------------


                                            ------------------------------
                                                    Neil J. Hynes

                                            /s/ TRUDE C. TAYLOR
                                            ------------------------------
                                                   Trude C. Taylor


                                            ------------------------------
                                                  David A. Wegmann


                                            ------------------------------
                                                     Sidney Webb

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


PI PARENT CORPORATION                   CITICORP VENTURE CAPITAL, LTD.

By:                                     By:
     -------------------------------         -----------------------------------

Its:                                   Its:
     -------------------------------         -----------------------------------

                                        RIDDER, PEABODY GROUP INC.

                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------
                                        RIDDER, PEABODY GROUP INC.

                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------

                                        KP/HANOVER PARTNERS 1988, L.P.

                                        By:  KP/Hanover Management Corporation
                                        Its: General Partner

                                        By:
                                             -----------------------------------

                                        Its:
                                             -----------------------------------

                                             -----------------------------------
                                                        Neil J. Hynes

                                             -----------------------------------
                                                       Trude C. Taylor

                                             /s/ DAVID A. WEGMANN
                                             -----------------------------------
                                                       David A. Wegmann

                                             -----------------------------------
                                                         Sidney Webb

                                   SCHEDULE I


/s/ MARY MANDERS
----------------------
Mary Manders


----------------------
Frank Schillaci

/s/ SUSAN TOMLEY
----------------------
Susan Tomley


----------------------
Salvador Perez


----------------------
Thomas Stuart

/s/ ROBERT LEE
----------------------
Robert Lee

/s/ JOHN TYMOCEKO, JR.
----------------------
John Tymoceko, Jr.


----------------------
Fred Wolfrum


----------------------
Robert Bernardi


----------------------
Carlos Garner


----------------------
Timothy Ryan


----------------------
Robert Richardson

 /s/ LAWRENCE WARD
--------------------------------------
     Lawrence Ward


 /s/ DAVID DODEN
--------------------------------------
     David Doden



--------------------------------------
     Don Kinney



--------------------------------------
     Roland Gerard



--------------------------------------
     Pierre Matteau


 /s/ MARVIN TSEU
--------------------------------------
     Marvin Tseu


 /s/ MICHAEL EBERTIN
--------------------------------------
     Michael Ebertin



--------------------------------------
     Richard R. Sivertson